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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 ---------------
                                October 28, 1999
                                (Date of Event)

                    STUDENT LOAN FUNDING 1999 - A/B TRUST
             (Exact name of registrant as specified in its charter)


      Delaware                           333-64283               31-1599686
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        ONE WEST FOURTH STREET, SUITE 310
                             CINCINNATI, OHIO 45202
                                 (513) 763-4415
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 NOT APPLICABLE.
   (Registrant's former name or former address, if changed since last report)


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Item 7.       Financial Statements and Exhibits.

              (c)      Exhibits

              The following exhibits are filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

              Exhibit No.       Description
              -----------       -----------

              1.1               Underwriting Agreement
              3.3               Trust Agreement
              4.1               Indenture of Trust
              4.2               Terms Supplement
              5.1               Opinion of Thompson Hine & Flory LLP
              8.1 Opinion of Thompson Hine & Flory LLP with respect to tax matters
              10.1 Administration Agreement between the Administrator and the Trust
              10.2 Eligible Lender Trust Agreement between the Trust and the Eligible Lender Trustee
              10.3 Transfer and Sale Agreement among the Depositor, the Depositor's eligible lender trustee, the trust and the Eligible Lender Trustee
              10.4 Master Servicing Agreement between the Master Servicer and the Trust



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Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


                                       FIRSTAR BANK, N.A., not in its
                                       individual capacity but solely in
                                       its capacity as Co-owner Trustee for
                                       STUDENT LOAN FUNDING 1999 - A/B
                                       TRUST


Date:  November 5, 1999                By:      /s/    Brian J. Gardner
                                                -----------------------

                                                Brian J. Gardner
                                                Vice President & Trust Officer





                                  EXHIBIT INDEX
                                  -------------

                  Exhibit           Description of Exhibit
                  -------           ----------------------

                  1.1               Underwriting Agreement
                  3.3               Trust Agreement
                  4.1               Indenture of Trust
                  4.2               Terms Supplement
                  5.1               Opinion of Thompson Hine & Flory LLP
                  8.1 Opinion of Thompson Hine & Flory LLP with respect to tax matters
                  10.1 Administration Agreement between the Administrator and the Trust
                  10.2 Eligible Lender Trust Agreement between the Trust and the Eligible Lender Trustee
                  10.3 Transfer and Sale Agreement among the Depositor, the Depositor's eligible lender trustee, the trust and the Eligible Lender Trustee
                  10.4 Master Servicing Agreement between the Master Servicer and the Trust


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